Exhibit 4(H)





                            MFN Financial Corporation

                                       and


                  Norwest Bank Minnesota, National Association,


                                     Trustee



                             -----------------------


                                    INDENTURE


                           Dated as of March 23, 1999


                             -----------------------


                            SENIOR SUBORDINATED NOTES

                               Table of Contents*

                                                                            Page
Recitals 1
ARTICLE I.  Definitions........................................................1
 Section 1.01. Certain Terms Defined...........................................1
  Act..........................................................................1
  Affiliate....................................................................1
  Authenticating Agent.........................................................2
  Board of Directors...........................................................2
  Board Resolution.............................................................2
  Business Day.................................................................2
  Capital Lease................................................................2
  Capital Lease Obligations....................................................2
  Commission...................................................................3
  Common Stock.................................................................3
  Company  3
  Company Request or Company Order.............................................3
  Corporate Trust Office.......................................................3
  Covenant Defeasance..........................................................3
  Default  3
  Defaulted Interest...........................................................3
  Defeasance...................................................................4
  Defeasible Series............................................................4
  Depositary...................................................................4
  Event of Default.............................................................4
  Exchange Act.................................................................4
  GAAP     4
  Global Security..............................................................4
  Holder   4
  Indebtedness.................................................................5
  Indenture....................................................................5
  Interest 5
  Interest Payment Date........................................................5
  Material Adverse Effect......................................................5
  Maturity 6
  Notice of Default............................................................6
  Officer's Certificate........................................................6
  Opinion of Counsel...........................................................6
  Original Issue Discount Security.............................................6
  Outstanding..................................................................6
  Paying Agent.................................................................7
  Person   7
  Place of Payment.............................................................7
  Predecessor Security.........................................................7
  Redemption Date..............................................................8
  Redemption Price.............................................................8
  Regular Record Date..........................................................8
  Responsible Officer..........................................................8
  Securities...................................................................8
  Security Register and Security Registrar.....................................8
  Senior Indebtedness..........................................................8
  Special Record Date..........................................................9
  Stated Maturity..............................................................9
  Subsidiary...................................................................9
  Trust Indenture Act..........................................................9
  Trustee......................................................................9
  U.S. Government Obligation..................................................10
  Vice President..............................................................10
  Working Capital Facility....................................................10
ARTICLE II.  THE SECURITIES...................................................11
 Section 2.01. Designation and Amount of Securities...........................11
 Section 2.02. Form of Securities and Trustee's Certificate of Authentication.12
 Section 2.03. Date and Denominations.........................................13
 Section 2.04. Execution, Authentication, and Delivery of Securities..........14
 Section 2.05. Registration of Transfer and Exchange..........................15
 Section 2.06. Temporary Securities...........................................16
 Section 2.07. Mutilated, Destroyed, Lost, and Stolen Securities..............17
 Section 2.08. Cancellation of Surrendered Securities.........................18
 Section 2.09. Payment of Interest; Interest Rights Preserved.................18
 Section 2.10. Persons Deemed Owners..........................................19
 Section 2.11. Computation of Interest........................................19
 Section 2.12. CUSIP Numbers..................................................20
ARTICLE III.  REDEMPTION OF SECURITIES........................................20
 Section 3.01. Applicability of Article.......................................20
 Section 3.02. Election to Redeem; Notice to Trustee..........................20
 Section 3.03. Deposit of Redemption Price....................................21
 Section 3.04. Securities Payable on Redemption Date..........................21
 Section 3.05. Securities Redeemed in Part....................................22
ARTICLE IV.  SINKING FUNDS....................................................22
 Section 4.01. Applicability of Article.......................................22
 Section 4.02. Satisfaction of Sinking Fund Payments With Securities..........22
 Section 4.03. Redemption of Securities for Sinking Fund......................23
ARTICLE V.  DEFEASANCE AND COVENANT DEFEASANCE................................23
 Section 5.01. Company's Option to Effect Defeasance or Covenant Defeasance...23
 Section 5.02. Defeasance and Discharge.......................................23
 Section 5.03. Covenant Defeasance............................................24
 Section 5.04. Conditions to Defeasance or Covenant Defeasance................24
 Section 5.05. Deposited Money and U.S. Government Obligations to be Held in
               Trust; Other Miscellaneous Provisions..........................26
 Section 5.06. Reinstatement..................................................27
ARTICLE VI.  PARTICULAR COVENANTS OF THE COMPANY..............................27
 Section 6.01. Payment of Principal, Premium, and Interest on Securities......27
 Section 6.02. Maintenance of Office or Agency................................27
 Section 6.03. Money for Securities Payments to be Held in Trust..............28
 Section 6.04. Payment of Taxes and Other Claims..............................29
 Section 6.05. Existence......................................................29
 Section 6.06. Compliance with Laws...........................................29
 Section 6.07. Statement by Officers as to Default............................29
 Section 6.08. Waiver of Certain Covenants....................................30
 Section 6.09. Calculation of Original Issue Discount.........................30
ARTICLE VII.  SECURITIES HOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE
              TRUSTEE.........................................................30
 Section 7.01. Company to Furnish Trustee Names and Addresses of Holders......30
 Section 7.02. Preservation of Information; Communication to Holders..........31
 Section 7.03. Reports by Trustee.............................................31
 Section 7.04. Reports by Company.............................................31
ARTICLE VIII.  DEFAULT........................................................31
 Section 8.01. Event of Default...............................................32
 Section 8.02. Covenant of Company to Pay to Trustee Whole Amount Due on
               Securities on Default in Payment of Interest or Principal;
               Suits for Enforcement by Trustee...............................34
 Section 8.03. Application of Money Collected by Trustee......................35
 Section 8.04. Limitation on Suits by Holders of Securities...................36
 Section 8.05. Rights and Remedies Cumulative; Delay or Omission in Exercise
               of Rights not a Waiver of Event of Default.....................36
 Section 8.06. Rights of Holders of Majority in Principal Amount of
               Outstanding Securities to Direct Trustee.......................37
 Section 8.07. Requirement of an Undertaking to Pay Costs in Certain Suits
               Under the Indenture or Against the Trustee.....................37
 Section 8.08. Notice of Defaults.............................................37
 Section 8.09. Unconditional Right of Holders to Receive Principal, Premium,
               and Interest...................................................38
 Section 8.10. Restoration of Rights and Remedies.............................38
 Section 8.11. Trustee May File Proofs of Claims..............................38
ARTICLE IX  SUBORDINATION OF SECURITIES.......................................39
 Section 9.01 Securities Subordinate to Senior Indebtedness...................39
 Section 9.02 Payment Over of Proceeds Upon Dissolution, etc..................39
 Section 9.03 Prior Payment to Senior Indebtedness Upon Acceleration of
               Securities.....................................................40
 Section 9.04 Payment Limitation..............................................40
 Section 9.05 Payment Permitted...............................................41
 Section 9.06 Certain Limitations.............................................41
 Section 9.07 Subrogation to Rights of Holders of Senior Indebtedness.........41
 Section 9.08 Provisions Solely to Define Relative Rights.....................42
 Section 9.09 Agreement to Effectuate Subordination...........................42
 Section 9.10 No Waiver of Subordination Provisions...........................43
 Section 9.11 Reliance on Judicial Order or Certificate of Liquidating Agent..43
 Section 9.12 Prohibited Payments Held In Trust...............................43
ARTICLE X.  CONCERNING THE TRUSTEE............................................44
 Section 10.01. Certain Duties and Responsibilities...........................44
 Section 10.02. Certain Rights of Trustee.....................................44
 Section 10.03. Not Responsible for Recitals or Issuance of Securities........45
 Section 10.04. May Hold Securities...........................................45
 Section 10.05. Money Held in Trust...........................................45
 Section 10.06. Compensation and Reimbursement................................45
 Section 10.07. Disqualification; Conflicting Interests.......................46
 Section 10.08. Corporate Trustee Required Eligibility........................46
 Section 10.09. Resignation and Removal; Appointment of Successor.............47
 Section 10.10. Acceptance of Appointment by Successor........................48
 Section 10.11. Merger, Conversion, Consolidation, or Succession to Business..49
 Section 10.12. Preferential Collection of Claims Against Company.............49
 Section 10.13. Appointment of Authenticating Agent...........................50
ARTICLE XI.  SUPPLEMENTAL INDENTURES AND CERTAIN ACTIONS......................51
 Section 11.01. Purposes for Which Supplemental Indentures May Be Entered
               Into Without Consent of Holders................................51
 Section 11.02. Modification of Indenture With Consent of Holders of at Least
                a Majority in Principal Amount of Outstanding Securities......52
 Section 11.03. No Amendments to Article IX...................................53
 Section 11.04. Execution of Supplemental Indentures..........................53
 Section 11.05. Effect of Supplemental Indentures.............................54
 Section 11.06. Conformity with Trust Indenture Act...........................54
 Section 11.07. Reference in Securities to Supplemental Indentures............54
ARTICLE XII.  CONSOLIDATION, MERGER, SALE, OR TRANSFER........................54
 Section 12.01. Consolidations and Mergers of Company and Sales Permitted
                Only on Certain Terms.........................................54
ARTICLE XIII.  SATISFACTION AND DISCHARGE OF INDENTURE........................55
 Section 13.01. Satisfaction and Discharge of Indenture.......................55
 Section 13.02. Application of Trust Money....................................55
ARTICLE XIV.  MISCELLANEOUS PROVISIONS........................................56
 Section 14.01. Successors and Assigns of Company Bound by Indenture..........56
 Section 14.02. Service of Required Notice to Trustee and Company.............56
 Section 14.03. Service of Required Notice to Holders; Waiver.................56
 Section 14.04. Indenture and Securities to be Construed in Accordance with the Laws of the State of New York.............................57
 Section 14.05. Compliance Certificates and Opinions..........................57
 Section 14.06. Form of Documents Delivered to Trustee........................57
 Section 14.07. Payments Due on Non-Business Days.............................57
 Section 14.08. Provisions Required by Trust Indenture Act to Control.........58
 Section 14.09. Invalidity of Particular Provisions...........................58
 Section 14.10. Indenture May be Executed In Counterparts.....................58
 Section 14.11. Acts of Holders; Record Dates.................................58
 Section 14.12. Effect of Headings and Table of Contents......................60
 Section 14.13. Benefits of Indenture.........................................60

                  THIS INDENTURE, DATED AS OF MARCH 23, 1999, BETWEEN MFN FINANCIAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and Norwest Bank Minnesota, National Association, a U.S. national banking association, as Trustee (the "Trustee").

                                    RECITALS

                  A. The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior subordinated notes (the "Securities"), to be issued in one or more series as in this Indenture provided.

                  B. All acts and things necessary to make the Securities, when the Securities have been executed by the Company and authenticated by the Trustee and delivered as provided in this Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution and delivery by the Company of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized; and the Company, in the exercise of legal right and power in it vested, is executing and delivering this Indenture and proposes to make, execute, issue and deliver the Securities.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  In order to declare the terms and conditions upon which the Securities are authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of a series thereof, as follows:

                             ARTICLE I. DEFINITIONS

SECTION 1.01.       CERTAIN TERMS DEFINED

                  (a) The terms defined in this Section 1.01 for all purposes of this Indenture and of any indenture supplemental hereto (except as herein or therein otherwise expressly provided or unless the context of this Indenture otherwise requires) have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Indenture otherwise requires), have the respective meanings assigned to such terms in the Trust Indenture Act as in force at the date of original execution of this Indenture.

Act:

                  The term "Act," when used with respect to any Holder, has the meaning set forth in Section 14.11.

Affiliate:

                  The term "Affiliate" means, with respect to a particular Person, any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

Authenticating Agent:

                  The term "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 10.13 to act on behalf of the Trustee to authenticate Securities of one or more series.

Board of Directors:

                  The term "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of such Board.

Board Resolution:

                  The term "Board Resolution" means a copy of a resolution delivered to the Trustee and certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

Business Day:

                  The term "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or required by law or executive order to close.

Capital Lease:

                  The term "Capital Lease" means, with respect to any Person, any lease of property (whether real, personal, or mixed) by such Person or any of its Subsidiaries as lessee that would be capitalized on a balance sheet of such Person or any of its Subsidiaries prepared in conformity with GAAP, other than, in the case of such Person or any of its Subsidiaries, any such lease under which such Person or any of its Subsidiaries is the lessor.

Capital Lease Obligations:

                  The term "Capital Lease Obligations" means, with respect to any Person, the capitalized amount of all obligations of such Person and its Subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

Commission:

                  The term "Commission" means the Securities and Exchange Commission, as from time to time constituted, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

Common Stock:

                  The term "Common Stock" means the common stock of the Company.

Company:

                  The term "Company" means MFN Financial Corporation, a Delaware corporation, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" will mean such successor Person.

Company Request or Company Order:

                  The term "Company Request" or "Company Order" means a written request or order signed in the name of the Company by one of its Responsible Officers and delivered to the Trustee.

Corporate Trust Office:

                  The term "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business is principally administered, which on the date hereof is Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Covenant Defeasance:

                  The term "Covenant Defeasance" has the meaning set forth in
Section 5.03.

Default:

                  The term "Default" means any event which, with notice or passage of time or both, would constitute an Event of Default.

Defaulted Interest:

                  The term "Defaulted Interest" has the meaning set forth in
Section 2.09.

Defeasance:

                  The term "Defeasance" has the meaning set forth in Section
5.02.

Defeasible Series:

                  The term "Defeasible Series" has the meaning set forth in
Section 5.01.

Depositary:

                  The term "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities in accordance with Section 2.01.

Event of Default:

                  The term "Event of Default" has the meaning set forth in
Section 8.01(a).

Exchange Act:

                  The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as the same may be in effect from time to time.

GAAP:

                  The term "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and The American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by any successor entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

Global Security:

                  The term "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

Holder:

                  The term "Holder" means a person in whose name a particular Security is registered in the Security Register.

Indebtedness:

                  The term "Indebtedness" means, as applied to any Person, without duplication, (a) indebtedness for borrowed money, all indebtedness evidenced by notes, bonds, debentures or other evidences of indebtedness, and all indebtedness under purchase money mortgages or other purchase money liens or conditional sales or similar title retention agreements, in each case where such indebtedness has been created, incurred, assumed or guaranteed by such Person or where such Person is otherwise liable therefor, and (b) indebtedness for borrowed money secured by any mortgage, pledge or other lien or encumbrance upon property owned by such Person even though such Person has not assumed or become liable for the payment of such indebtedness; provided, however, that indebtedness of the type referred to in clause (b) above shall be included within the definition of "Indebtedness" only to the extent of the lesser of: (i) the amount of the underlying indebtedness referred to in the clause (b) above and (ii) the aggregate value of the security for such indebtedness.

Indenture:

                  The term "Indenture" means this Indenture, as this Indenture may be amended, supplemented or otherwise modified from time to time, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" will also include the terms of particular series of Securities established in accordance with Section 2.01.

Interest:

                  The term "interest," (i) when used with respect to an Original Issue Discount Security, which by its terms bears interest only after Maturity, means interest which accrues from and after and is payable after Maturity and
(ii) when used with respect to any Security, means the amount of all interest accruing on such Security, including any default interest and any interest that would have accrued after any Event of Default but for the occurrence of such Event of Default, whether or not a claim for such interest would be otherwise allowable under applicable law.

Interest Payment Date:

                  The term "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

Material Adverse Effect:

                  The term "Material Adverse Effect" means a material adverse effect on the business, assets, financial condition or results of operations of the Company (taken together with its Subsidiaries as a whole).

Maturity:

                  The term "Maturity," when used with respect to any Security, means the date on which the principal of that Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, or otherwise.

Notice of Default:

                  The term "Notice of Default" means a written notice of the kind set forth in Section 8.01(a)(iv).

Officer's Certificate:

                  The term "Officer's Certificate" means a certificate executed on behalf of the Company by a Responsible Officer and delivered to the Trustee.

Opinion of Counsel:

                  The term "Opinion of Counsel" means an opinion in writing signed by legal counsel, who, subject to any express provisions hereof, may be an employee of or counsel to the Company or any Subsidiary, reasonably acceptable to the Trustee.

Original Issue Discount Security:

                  The term "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 8.01(b).

Outstanding:

                  The term "Outstanding" means, when used with reference to Securities as of a particular time, all Securities theretofore issued by the Company and authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation, (b) Securities in respect of which (i) notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made, and (ii) money in the amount required for the redemption thereof has been deposited with the Trustee or any Paying Agent (other than the Company) in trust for the Holders of such Securities, (c) Securities paid pursuant to Section 2.07(c), and (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, (x) the principal amount of an Original Issue Discount Security that will be deemed to be Outstanding will be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date pursuant to
Section 8.01(b), (y) the principal amount of a Security denominated in one or more foreign currencies or currency units will be the U.S. dollar equivalent, determined in the manner contemplated by Section 2.01 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in clause (i) above) of such Security, and (z) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned will be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

Paying Agent:

                  The term "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

Person:
                  The term "Person" means any individual, partnership, corporation, limited liability company, limited liability partnership, joint stock company, business trust, trust, unincorporated association, joint venture, or other entity, or a governmental or political subdivision or agency thereof.

Place of Payment:

                  The term "Place of Payment," when used with respect to the Securities of any series, means the place or places for the payment of the principal of and any premium and interest on the Securities of that series established in accordance with Section 2.01.

Predecessor Security:

                  The term "Predecessor Security," when used with respect to any particular Security, means every previous Security evidencing all or a portion of the same debt as that evidenced by such Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Security will be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Security.

Redemption Date:

                  The term "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

Redemption Price:

                  The term "Redemption Price," when used with respect to any Security to be redeemed, means the price (including premium, if any) at which it is to be redeemed pursuant to this Indenture.

Regular Record Date:

                  The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date established for that purpose in accordance with Section 2.01.

Responsible Officer:

                  The term "Responsible Officer," when used (a) with respect to the Company, means the Chief Executive Officer, the President, the Chief Financial Officer or the Secretary of the Company and (b) with respect to the Trustee, means any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any trust officer or assistant trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time are such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Securities:

                  The term "Securities" has the meaning set forth in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

Security Register and Security Registrar:

                  The terms "Security Register" and "Security Registrar" have the respective meanings set forth in Section 2.05.

Senior Indebtedness:

                  The term "Senior Debt" means (a) the Company's 10% Senior Secured Notes, Series A issued under the Indenture dated as of March 23, 1999 (the "Senior Secured Notes Indenture") between the Company and the trustee thereunder, (b) the Company's Senior Secured Notes, Series B issued under the Senior Secured Notes Indenture, (c) any senior secured notes issued in the future under the Senior Secured Notes Indenture, (d) Indebtedness with respect to any Working Capital Facility and (e) any other Indebtedness which is not expressed to be subordinate or junior in right of payment to any other Indebtedness.

Special Record Date:

                  The term "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.09.

Stated Maturity:

                  The term "Stated Maturity," when used with respect to any Security, any installment of interest thereon, or any other amount payable under this Indenture or the Securities, means the date specified in this Indenture or such Security as the regularly scheduled date on which the principal of such Security, such installment of interest, or such other amount, is due and payable.

Subsidiary:

                  The term "Subsidiary" means, as applied with respect to any Person, any corporation, partnership, or other business entity of which, in the case of a corporation, more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency), or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries, or by one or more of such Person's other Subsidiaries. Unless the context of this Indenture or any indenture supplemental hereto otherwise expressly requires, the term "Subsidiary" shall refer to a Subsidiary of the Company.

Trust Indenture Act:

                  The term "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, together with all the rules and regulations of the Commission promulgated pursuant thereto; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

Trustee:

                  The term "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Trustee" will mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series will mean each Trustee with respect to Securities of that series.

U.S. Government Obligation:

                  The term "U.S. Government Obligation" means (a) any security that is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or
(ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof and (b) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation specified in clause (a), which U.S. Government Obligation is held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt. Vice President:

                  The term "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Working Capital Facility:

                  The term "Working Capital Facility" means one or more funding arrangements in an aggregate principal amount not to exceed at any one time $40 million with a financial institution or other lender or purchaser to finance or refinance the purchase or origination of Receivables by the Company or any Subsidiary or to otherwise provide funding for the general working capital needs of the Company and its Subsidiaries in each case in the ordinary course of the Finance Business.

                  (b) The words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture. The words "herein", "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision. Certain terms used principally in Articles V, VI, and IX are defined in those Articles. Terms in the singular include the plural and terms in the plural include the singular.

                           ARTICLE II. THE SECURITIES

SECTION 2.01.       DESIGNATION AND AMOUNT OF SECURITIES

                  (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

                  (b) The Securities may be issued in one or more series. There will be established in or pursuant to a Board Resolution and, subject to Section 2.04, set forth or determined in the manner provided in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series: (i) the title of the Securities of the series (which will distinguish the Securities of the series from Securities of any other series); (ii) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in the exchange for, or in lieu of, other Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.05, or 11.07 and except for any Securities which, pursuant to Section 2.04, are deemed never to have been authenticated and delivered hereunder); (iii) the Person to whom any interest on a Security of the series will be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; (iv) the date or dates on which the principal of the Securities of the series is payable; (v) the rate or rates at which the Securities of the series will bear interest, if any, the date or dates from which such interest will accrue, the Interest Payment Dates on which any such interest will be payable, and the Regular Record Date for any interest payable on any Interest Payment Date; (vi) the place or places where the principal of and any premium and interest on Securities of the series will be payable; (vii) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company; (viii) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series will be redeemed or purchased, in whole or in part, pursuant to such obligation; (ix) if other than denominations of $1,000 and integral multiples thereof, the denominations in which Securities of the series will be issuable; (x) the currency, currencies, or currency units in which payment of the principal of and any premium and interest on any Securities of the series will be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.01; (xi) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, based upon a formula, or in some other manner, the manner in which such amounts will be determined; (xii) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies, or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made will be payable, and the periods within which and the terms and conditions upon which such election is to be made; (xiii) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 8.01(b); (xiv) if applicable, that the Securities of the series will be subject to either or both of Defeasance or Covenant Defeasance as provided in Article V, provided that no series of Securities that is convertible into Common Stock pursuant to Section 2.01(b)(xvi) or convertible into or exchangeable for any other securities pursuant to Section 2.01(b)(xvii) will be subject to Defeasance pursuant to Section 5.02; (xv) if and as applicable, that the Securities of the series will be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 2.05 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered; (xvi) the terms and conditions, if any, pursuant to which the Securities are convertible into Common Stock; (xvii) the terms and conditions, if any, pursuant to which the Securities are convertible into or exchangeable for any other securities, including (without limitation) securities of Persons other than the Company; and (xviii) any other terms of, or provisions, covenants, rights or other matters applicable to, the series (which terms, provisions, covenants, rights or other matters will not be inconsistent with the provisions of this Indenture, except as permitted by Section 11.01(d)).

                  (c) All Securities of any one series will be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to below and (subject to Section 2.04) set forth or determined in the manner provided in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

                  (d) If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action will be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee concurrently with or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

SECTION 2.02.     FORM OF SECURITIES AND TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  (a) The Securities of each series will be in such form as may be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action will be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee concurrently with or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Securities.

                  (b) The definitive Securities will be printed, lithographed, or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  (c) The Trustee's certificate of authentication will be in substantially the following form:

        [Form of Trustee's Certificate of Authentication for Securities]

                     Trustee's Certificate of Authentication

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.




                                                                    ,
                                                 as Trustee


                                     By:
                                            Authorized Signatory

                  (d) Every Global Security authenticated and delivered hereunder will bear a legend in substantially the following form:

                     [Form of Legend for Global Securities]

                  This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof, and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, this Security will be a Global Security subject to the foregoing, except in such limited circumstances.

SECTION 2.03.       DATE AND DENOMINATIONS

                  Each Security will be dated the date of its authentication. The Securities of each series will be issuable only in registered form without coupons in such denominations as may be specified in accordance with Section
2.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series will be issuable in denominations of $1,000 and integral multiples thereof.

SECTION 2.04.       EXECUTION, AUTHENTICATION, AND DELIVERY OF SECURITIES

                  (a) The Securities will be executed on behalf of the Company by the Chief Executive Officer or the President of the Company and attested by the Treasurer or the Secretary of the Company under its corporate seal. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted, or otherwise reproduced on the Securities.

                  (b) Only such Securities bearing the Trustee's certificate of authentication, signed manually by the Trustee, will be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such execution of the certificate of authentication by the Trustee upon any Securities executed by the Company will be conclusive evidence that the Securities so authenticated have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.08, for all purposes of this Indenture such Security will be deemed never to have been authenticated and delivered hereunder and will never be entitled to the benefits of this Indenture.

                  (c) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company will bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  (d) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order will authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 2.02, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee will be entitled to receive, and (subject to Section 10.01) will be fully protected in relying upon, an Opinion of Counsel stating (i) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 2.02, that such form has been established in conformity with the provisions of this Indenture, (ii) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture, and (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws of general applicability relating to or affecting creditors' rights and by general principles of equity.

                  (e) Notwithstanding the provisions of Sections 2.01 and 2.04(d), if all Securities of a series are not to be originally issued at one time, it will not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 2.01 or the Company Order and Opinion of Counsel otherwise required pursuant to Section 2.04(d) at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

SECTION 2.05.       REGISTRATION OF TRANSFER AND EXCHANGE

                  (a) The Company will cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  (b) Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company will execute, and the Trustee will authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

                  (c) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company will execute, and the Trustee will authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                  (d) Every Security presented or surrendered for registration of transfer or exchange will (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. No service charge will be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.06, 3.05, or 11.06 not involving any transfer. The Company will not be required (i) to issue, register the transfer of, or exchange Securities of any series during a period beginning at the opening of business 15 calendar days before the mailing of a notice of redemption of Securities of that series selected for redemption under Section 3.02(c) and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Securities to be redeemed in part, the portion thereof not being redeemed.

                  (e) All Securities issued upon any registration of transfer or exchange of Securities will be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  (f) Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless
(i) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable, (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security or (iv) there shall exist such other circumstances, if any, as have been specified for this purpose in accordance with Section 2.01. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of this Section 2.05(f) shall apply, whether pursuant to this Section 2.05, Section 2.06, 2.07, 3.05, or 11.06 or otherwise, will be authenticated and delivered in the form of, and will be, a Global Security.

SECTION 2.06.       TEMPORARY SECURITIES

                  Pending the preparation of definitive Securities of any series, the Company may execute and register and upon Company Order the Trustee will authenticate and make available for delivery temporary Securities (printed, lithographed, or typewritten), of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions, and variations as may be appropriate for temporary Securities, all as may be determined by the officers executing such Securities as evidenced by their execution of such Securities; provided, however, that the Company will use reasonable efforts to have definitive Securities of that series available at the times of any issuance of Securities under this Indenture. Every temporary Security will be executed and registered by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. The Company will execute and register and furnish definitive Securities of such series as soon as practicable and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor at the office or agency of the Company in the Place of Payment for that series, and the Trustee will authenticate and make available for delivery in exchange for such temporary Securities of such series one or more definitive Securities of the same series, of any authorized denominations, and of a like aggregate principal amount and tenor. Such exchange will be made by the Company at its own expense and without any charge to the Holder therefor. Until so exchanged, the temporary Securities of any series will be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

SECTION 2.07.       MUTILATED, DESTROYED, LOST, AND STOLEN SECURITIES

                  (a) If any mutilated Security is surrendered to the Trustee, the Company will execute and the Trustee will authenticate and make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (b) If there shall be delivered to the Company and the Trustee
(i) evidence to their satisfaction of the destruction, loss, or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company will execute and the Trustee will authenticate and make available for delivery, in lieu of any such destroyed, lost, or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  (c) In case any such mutilated, destroyed, lost, or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  (d) Upon the issuance of any new Security under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  (e) Every new Security of any series issued pursuant to this
Section 2.07 in exchange for any mutilated Security or in lieu of any destroyed, lost, or stolen Security will constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost, or stolen Security shall be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  (f) The provisions of this Section 2.07 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities.

SECTION 2.08.       CANCELLATION OF SURRENDERED SECURITIES

                  All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and will be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered will be promptly canceled by the Trustee. No Securities will be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.08, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee will be disposed of as directed by a Company Order, provided, however, that the Trustee will not be required to destroy canceled Securities except in accordance with its established policies.

SECTION 2.09.       PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

                  (a) Except as otherwise provided in accordance with Section
2.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  (b) Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the relevant regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company together with interest thereon (to the extent permitted by law) at the rate of interest applicable to such Security, at its election in each case, as provided in clause (i) or (ii) below:

                           (i) The Company may elect to make payment of any Defaulted Interest (and interest thereon, if any) to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which will be fixed in the following manner. The Company will notify the Trustee in writing of the amount of Defaulted Interest (and interest thereon, if any) proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company will deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest (and interest thereon, if any) or will make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest (and interest thereon, if any) as in this clause (i) provided. Thereupon the Trustee will fix a Special Record Date for the payment of such Defaulted Interest (and interest thereon, if any) which will be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee will promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, will cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Security Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest (and interest thereon, if any) and the Special Record Date therefor having been so mailed, such Defaulted Interest will be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and will no longer be payable pursuant to the following clause (ii).

                           (ii) The Company may make payment of any Defaulted Interest (and interest thereon, if any) on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

                  (c) Subject to the foregoing provisions of this Section 2.09, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security will carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 2.10.       PERSONS DEEMED OWNERS

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 2.09) any interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee will be affected by notice to the contrary.

SECTION 2.11.       COMPUTATION OF INTEREST

                  Except as otherwise specified in accordance with Section 2.01 for Securities of any series, interest on the Securities of each series will be computed on the basis of a 360-day year consisting of 12 30-day months.

SECTION 2.12.       CUSIP NUMBERS

                  The Company, in issuing Securities of any series, may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee will use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption will not be affected by any defect in or omission of such numbers. To the extent applicable, the Company will promptly notify the Trustee of any change in the "CUSIP" numbers.


                      ARTICLE III. REDEMPTION OF SECURITIES

SECTION 3.01.       APPLICABILITY OF ARTICLE

                  Securities of any series which are redeemable before their Stated Maturity will be redeemable in accordance with their terms and (except as otherwise specified in accordance with Section 2.01 for Securities of any series) in accordance with this Article III.

SECTION 3.02.       ELECTION TO REDEEM; NOTICE TO TRUSTEE

                  (a) The election of the Company to redeem any Securities will be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company will, at least 60 calendar days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company will furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

                  (b) Notice of redemption of Securities to be redeemed at the election of the Company will be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and will be irrevocable. Notice of redemption will be given by mail, first-class postage prepaid, not less than 30 or more than 60 calendar days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. All notices of redemption will identify the Securities to be redeemed (including the CUSIP numbers thereof, if applicable) and will state
(i) the Redemption Date, (ii) the Redemption Price, (iii) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed, (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price, (vi) that the redemption is for a sinking fund, if such is the case, and (vii) the specific provision of this Indenture pursuant to which such Securities are to be redeemed.

                  (c) If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed will be selected not more than 60 calendar days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee may deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee will promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities will relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 3.03.       DEPOSIT OF REDEMPTION PRICE

                  At or prior to 10:00 a.m., New York City time, on any Redemption Date, the Company will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all of the Securities that are to be redeemed on that date.

SECTION 3.04.       SECURITIES PAYABLE ON REDEMPTION DATE

                  (a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed will, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company defaults in the payment of the Redemption Price and accrued interest) such Securities will cease to accrue interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security will be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified in accordance with Section 2.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates in accordance with their terms and the provisions of Section 2.09.

                  (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium will, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 3.05.       SECURITIES REDEEMED IN PART

                  Any Security that is to be redeemed only in part will be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company will execute, and the Trustee will authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                            ARTICLE IV. SINKING FUNDS

SECTION 4.01.       APPLICABILITY OF ARTICLE

                  The provisions of this Article IV will be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified in accordance with Section 2.01 for Securities of such series. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in
Section 4.02. Each sinking fund payment with respect to Securities of a particular series will be applied to the redemption of Securities of such series as provided for by the terms of Securities of such series.

SECTION 4.02.       SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES

                  The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities will be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment will be reduced accordingly.

SECTION 4.03.       REDEMPTION OF SECURITIES FOR SINKING FUND

                  Not less than 60 calendar days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 4.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 calendar days before each such sinking fund payment date, the Trustee will select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 3.02(c) and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02(b). Such notice having been duly given, the redemption of such Securities will be made upon the terms and in the manner stated in Sections 3.04 and 3.05.

                  ARTICLE V. DEFEASANCE AND COVENANT DEFEASANCE

SECTION 5.01.       COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE

                  The Company may elect, at its option by Board Resolution at any time, to have either Section 5.02 or Section 5.03 applied to the Outstanding Securities of any series designated pursuant to Section 2.01 as being defeasible pursuant to this Article V (hereinafter called "Defeasible Series"), upon compliance with the conditions set forth below in this Article V, provided that
Section 5.02 will not apply to any series of Securities that is convertible into Common Stock pursuant to Section 2.01(b)(xvi) or convertible into or exchangeable for any other securities pursuant to Section 2.01(b)(xvii).

SECTION 5.02.       DEFEASANCE AND DISCHARGE

                  Upon the Company's exercise of the option provided in Section
5.01 to have this Section 5.02 applied to the Outstanding Securities of any Defeasible Series and subject to the proviso to Section 5.01, the Company will be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section 5.02 on and after the date the conditions set forth in Section 5.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company will be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), subject to the following which will survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 5.04 and as more fully set forth in Section 5.04, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due,
(b) the Company's obligations with respect to the Securities of such series under Sections 2.05, 2.06, 2.07, 6.02, 6.03, and 11.06, (c) the rights, powers, trusts, duties, and immunities of the Trustee hereunder, and (d) this Article V. Subject to compliance with this Article V, the Company may exercise its option provided in Section 5.01 to have this Section 5.02 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 5.01 to have Section 5.03 applied to the Outstanding Securities of such series.

SECTION 5.03.       COVENANT DEFEASANCE

                  Upon the Company's exercise of the option provided in Section
5.01 to have this Section 5.03 applied to the Outstanding Securities of any Defeasible Series, (a) the Company will be released from its obligations under Sections 6.04 through 6.07, inclusive, Section 12.01, and such provisions of any Supplemental Indenture as may be specified in such Supplemental Indenture, and
(b) the occurrence of any event specified in Sections 8.01(a)(iii), 8.01(a)(iv) (with respect to any of Sections 6.04 through 6.07, inclusive, Section 12.01, and such provisions of any Supplemental Indenture as may be specified in such Supplemental Indenture), 8.01(a)(v), 8.01(a)(vi), and 8.01(a)(ix) will be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 5.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and will have no liability in respect of any term, condition, or limitation set forth in any such specified Section or provision (to the extent so specified in the case of Section 8.01(a)(iv)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or provision or by reason of any reference in any such Section or provision to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series will be unaffected thereby.

SECTION 5.04.       CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE

                  The following will be the conditions to application of either
Section 5.02 or Section 5.03 to the Outstanding Securities of any Defeasible
Series:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 10.08 and agrees to comply with the provisions of this Article V applicable to it) as trust funds in trust for the benefit of the Holders of Outstanding Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, without reinvestment, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient to pay and discharge, and which will be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities or on any earlier date or dates on which the Securities of such series shall be subject to redemption and the Company shall have given the Trustee irrevocable instructions satisfactory to the Trustee to give notice to the Holders of the redemption of the Securities of such series, all in accordance with the terms of this Indenture and the Securities of such series.

                  (b) In the case of an election under Section 5.02, the Company shall have delivered to the Trustee an Opinion of Counsel (from a counsel who shall not be an employee of the Company) to the effect that
         (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for federal income tax purposes as a result of the deposit, Defeasance, and discharge to be effected with respect to the Securities of such series and will be subject to federal income tax on the same amount, in the same manner, and at the same times as would be the case if such deposit, Defeasance, and discharge were not to occur.

                  (c) In the case of an election under Section 5.03, the Company shall have delivered to the Trustee an Opinion of Counsel (from a counsel who shall not be an employee of the Company) to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to federal income tax on the same amount, in the same manner, and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (d) The Company shall have delivered to the Trustee an Opinion of Counsel (from a counsel who shall not be an employee of the Company) stating that the defeasance trust does not violate the Investment Company Act of 1940.

                  (e) The Company shall have delivered to the Trustee the opinion of a nationally recognized independent public accounting firm certifying the sufficiency of the amount of the moneys, U.S. Government Obligations, or a combination thereof, placed on deposit to pay, without regard to any reinvestment, the principal of and any premium and interest on the Securities on the Stated Maturity thereof or on any earlier date on which the Securities shall be subject to redemption as to which the Company has given irrevocable instructions satisfactory to the Trustee to give notice to the Holders of the redemption of the Securities of such series, all in accordance with the terms of this Indenture and the Securities of such series.

                  (f) The Company shall have delivered to the Trustee an Officer's Certificate (i) stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities over the other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others, and (ii) to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted solely as a result of such deposit.

                  (g) No Default or Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 8.01(a)(vii) and
         (viii), at any time on or prior to the 124th calendar day after the date of such deposit (it being understood that this condition will not be deemed satisfied until after such 124th calendar day).

                  (h) Such Defeasance or Covenant Defeasance will not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (i) Such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (j) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 5.05. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN
              TRUST; OTHER MISCELLANEOUS PROVISIONS

                  (a) Subject to the provisions of Section 6.03(e), all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section
5.05 and Section 5.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 5.04 in respect of the Securities of any Defeasible Series will be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  (b) The Company will pay and indemnify the Trustee against any tax, fee, or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 5.04 or the principal and interest received in respect thereof other than any such tax, fee, or other charge that by law is for the account of the Holders of Outstanding Securities.

                  (c) Notwithstanding anything in this Article V to the contrary, the Trustee will deliver or pay to the Company from time to time upon a Company Request any money or U.S. Government Obligations held by it as provided in Section 5.04 with respect to Securities of any Defeasible Series that are in excess (in the opinion of the nationally recognized independent public accounting firm rendering an opinion pursuant to Section 5.04(e)) of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

SECTION 5.06.       REINSTATEMENT

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article V with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series will be revived and reinstated as though no deposit had occurred pursuant to this Article V with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 5.05 with respect to Securities of such series in accordance with this Article V; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company will be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

                 ARTICLE VI. PARTICULAR COVENANTS OF THE COMPANY

SECTION 6.01.       PAYMENT OF PRINCIPAL, PREMIUM, AND INTEREST ON SECURITIES

                  The Company, for the benefit of each series of Securities, will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 6.02.       MAINTENANCE OF OFFICE OR AGENCY

                  (a) The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  (b) The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission will in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 6.03.       MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST

                  (a) If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  (b) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  (c) The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 6.03, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

                  (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, or interest has become due and payable will be paid to the Company upon a Company Request (or, if then held by the Company, will be discharged from such trust); and the Holder of such Security will thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 calendar days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 6.04.       PAYMENT OF TAXES AND OTHER CLAIMS

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary of the Company or upon the income, profits, or property of the Company or any Subsidiary of the Company, and (b) all lawful claims for labor, materials and supplies, in each case which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary of the Company and would have a Material Adverse Effect; provided, however, that (x) the Company will not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, or claim the amount, applicability, or validity of which is being contested in good faith by appropriate proceedings, and (y) any failure to pay any such tax, assessment, charge, or claim shall not constitute a breach of this Section 6.04 if such failure (i) was not willful and (ii) does not and will not result in any Material Adverse Effect.

SECTION 6.05.       EXISTENCE

                  Subject to Article XI, the Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory), and franchises; provided, however, that, except with respect to the preservation of the Company's existence, nothing in this Section 6.06 will (i) require the Company to take any action that it determines in good faith to be contrary to its best interests, so long as the failure to take such action will not have a Material Adverse Effect, or (ii) prevent the Company from taking any action that it determines in good faith to be in its best interests, so long as the taking of such action will not have a Material Adverse Effect.

SECTION 6.06.       COMPLIANCE WITH LAWS

                  The Company will, and will cause each of its Subsidiaries to, comply with all applicable federal, state, local, or foreign laws, rules, regulations, or ordinances, including without limitation such laws, rules, regulations, or ordinances relating to pension, environmental, employee, and tax matters, to the extent that, in the aggregate, the failure so to comply would have a Material Adverse Effect.

SECTION 6.07.       STATEMENT BY OFFICERS AS TO DEFAULT

                  The Company will deliver to the Trustee, within 120 calendar days after the end of each fiscal year of the Company ending after the date hereof, an officer's certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not to the knowledge of such person after due inquiry the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company is in default, specifying all such defaults and the nature and status thereof of which such person may have such knowledge.

SECTION 6.08.       WAIVER OF CERTAIN COVENANTS

                  The Company may omit in any particular instance to comply with any term, provision, or condition set forth in Sections 6.04 and 6.06 and such provisions of any Supplemental Indenture as may be specified in such Supplemental Indenture, with respect to the Securities of any series if the Holders of a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition, but no such waiver will extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision, or condition will remain in full force and effect.

SECTION 6.09.       CALCULATION OF ORIGINAL ISSUE DISCOUNT

                   The Company will, to the extent applicable, file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be required under the Internal Revenue Code of 1986, as amended from time to time.

               ARTICLE VII. SECURITIES HOLDERS' LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

SECTION 7.01.       COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS

                  The Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not more than 15 calendar days after the applicable Regular Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date and (b) at such other times as the Trustee may request in writing, within 30 calendar days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 calendar days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 7.02.       PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS

                  (a) The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, will be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them will be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.03.       REPORTS BY TRUSTEE

                  The Trustee will transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided therein. If required by Section 313(a) of the Trust Indenture Act, the Trustee will, within sixty days after each May 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a). A copy of each such report will, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission, and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

SECTION 7.04.       REPORTS BY COMPANY

                  The Company will file with the Trustee and the Commission, and transmit to Holders, such information, documents, and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided therein; provided that any such information, documents, or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act will be filed with the Trustee within 15 calendar days after the same is so required to be filed with the Commission. Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee's receipt of such will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                              ARTICLE VIII. DEFAULT

SECTION 8.01.       EVENT OF DEFAULT

                  (a) "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it may be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body):

                           (i) default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of [30] calendar days;

                           (ii) default in the payment of principal of (or premium, if any, on) any Security of that series when it becomes due and payable, whether by redemption, repurchase, or otherwise;

                           (iii) default in the making of any sinking fund payment when and as due by the terms of a Security of that series;

                           (iv) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty, a default in the performance or breach of which is elsewhere in this Section 8.01 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period of 30 calendar days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                           (v) any default in the payment at maturity of principal of any Indebtedness of the Company or any Subsidiary of the Company in an aggregate principal amount of $25.0 million or more, which, in any such case, (A) continues beyond any period of grace provided with respect thereto and (B) results in such Indebtedness becoming due prior to its stated maturity or occurs at the final maturity of such Indebtedness; provided, however, that, subject to the provisions of Section 10.01 and 8.08, the Trustee will not be deemed to have knowledge of such nonpayment or other default unless either (1) a Responsible Officer of the Trustee has actual knowledge of nonpayment or other default or (2) the Trustee has received written notice thereof from the Company, from any Holder, from the holder of any such Indebtedness or from the trustee under the agreement or instrument relating to such Indebtedness;

                           (vi) the entry of one or more judgments or orders for the payment of money against the Company, which judgments and orders create a liability of $25.0 million or more in excess of insured amounts and have not been stayed (by appeal or otherwise), vacated, discharged, or otherwise satisfied within 60 calendar days of the entry of such judgments and orders;

                           (vii) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company or any Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 calendar days;

                           (viii) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Company under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or any Subsidiary or of any substantial part of its property pursuant to any such law, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action; or

                           (ix) any other Event of Default provided in an indenture supplemental hereto with respect to Securities of that series created thereunder.

                  (b) If an Event of Default (other than an Event of Default arising under Section 8.01(a)(vii) or (viii)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) will become immediately due and payable. If an Event of Default under
Section 8.01(a)(vii) or (viii) occurs, then the principal of, premium, if any, and accrued interest on the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  (c) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article VIII provided, the Holders of a majority in principal amount of the outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (i) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of that series, (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,
(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel and (ii) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 8.01(d). No such rescission will affect any subsequent default or impair any right consequent thereon.

                  (d) The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default (i) in the payment of the principal of or any premium or interest on any Security of such series or (ii) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture, but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

SECTION 8.02. COVENANT OF COMPANY TO PAY TO TRUSTEE WHOLE AMOUNT DUE ON
              SECURITIES ON DEFAULT IN PAYMENT OF INTEREST OR PRINCIPAL; SUITS FOR ENFORCEMENT BY TRUSTEE

                  (a) The Company covenants that if (i) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 calendar days or (ii) default is made in the payment of the principal of (or premium, if any, on) any Security when it becomes due and payable, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest will be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

                  (b) If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  (c) In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee will be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee will be authorized to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 10.06.

                  (d) No provision of this Indenture will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  (e) All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 8.03.       APPLICATION OF MONEY COLLECTED BY TRUSTEE

                  Any money collected by the Trustee pursuant to this Article VIII will be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
                  Section 10.06; and

                  SECOND: To the payment of the amounts then due and unpaid for interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for interest thereon.

                  THIRD: To the payment of the amounts then due and unpaid for principal of and any premium on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium, respectively.

SECTION 8.04.       LIMITATION ON SUITS BY HOLDERS OF SECURITIES

                  Except as otherwise provide in Section 316(b) of the Trust Indenture Act, no Holder of any Security of any series will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder, (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses, and liabilities to be incurred in compliance with such request, (d) the Trustee for 60 calendar days after its receipt of such notice, request, and offer of indemnity has failed to institute any such proceeding, and (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series, it being understood and intended that no one or more of such Holders will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 8.05. RIGHTS AND REMEDIES CUMULATIVE; DELAY OR OMISSION IN EXERCISE OF
              RIGHTS NOT A WAIVER
 .             OF EVENT OF DEFAULT

                  (a) Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities in the last paragraph of Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  (b) No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VIII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 8.06. RIGHTS OF HOLDERS OF MAJORITY IN PRINCIPAL AMOUNT OF OUTSTANDING SECURITIES TO DIRECT TRUSTEE

                  The Holders of a majority in principal amount of the Outstanding Securities of any series will have the right to direct the Trustee with respect to the time, method, and place of conducting any proceeding for any remedy available to the Trustee and the exercise of any trust or power conferred on the Trustee, in each case with respect to the Securities of such series, provided that (a) such direction will not be in conflict with any rule of law or with this Indenture and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 8.07. REQUIREMENT OF AN UNDERTAKING TO PAY COSTS IN CERTAIN SUITS UNDER THE INDENTURE OR AGAINST THE TRUSTEE

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including legal fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section 8.07 nor the Trust Indenture Act will be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or by the Company.

SECTION 8.08.       NOTICE OF DEFAULTS

                  If a Default occurs hereunder with respect to Securities of any series, the Trustee will give the Holders of Securities of such series notice of such Default actually known to it as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any Default of the character specified in Section 8.01(a)(iv) with respect to Securities of such series no such notice to Holders will be given until at least 30 calendar days after the occurrence thereof. The Company will give the Trustee notice of any uncured Event of Default within 10 days after any Responsible Officer of the Company becomes aware of or receives actual notice of such Event of Default.

SECTION 8.09. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, AND INTEREST

                  Notwithstanding any other provision in this Indenture, the Holder of any Security will have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 2.09) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of such Holder.

SECTION 8.10.       RESTORATION OF RIGHTS AND REMEDIES

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, and the Holders will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders will continue as though no such proceeding had been instituted.

SECTION 8.11.       TRUSTEE MAY FILE PROOFS OF CLAIMS

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceeding relative to the Company or the Subsidiaries (or any other obligor upon the Securities), their creditors or their property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claim and to distribute the same, and any custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                     ARTICLE IX SUBORDINATION OF SECURITIES

SECTION 9.01        SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS

                  To the extent and in the manner hereinafter set forth in this
Article IX, the payment of principal of, premium, if any, and interest on and all other payments in respect of the Securities of any series issued under this Indenture shall be subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, including (without limitation) all principal thereof and all premium, if any, and interest thereon.

SECTION 9.02        PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  In the event of (a) any insolvency or bankruptcy case or proceeding or other similar case or proceeding under any Federal or state bankruptcy or similar law, or any receivership, liquidation, arrangement, relief, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, or (b) any liquidation, dissolution, reorganization, compromise, arrangement, adjustment, protection, composition, relief or other winding up of the Company or its debts, whether voluntary or involuntary and whether or not involving any insolvency or bankruptcy or any case or proceeding of any kind, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then, and in each such event, the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, before the Company may make, and before any Holder of Securities is entitled to receive or retain, any payment or distribution of any kind or character (whether in cash, property or securities) on account of Securities, and to that end the Holders of Securities agree to promptly pay over, or cause to be paid over, to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) any payment or distribution of any kind or character, whether in cash, property or securities, received from the Company to the extent necessary to pay or prepay in full the Senior Indebtedness.

         Each Holder of Securities shall duly and promptly take such action as is reasonably necessary to file appropriate claims or proofs of claims in any such proceedings referred to in this Section 9.02 and to execute and deliver such other instruments and take such other actions as may be reasonably necessary to prove or realize upon such claims and to have the proceeds of such claims paid as provided in this Section 9.02, and, in the event any Holder of Securities shall not have made any such filing on or prior to the date 30 days before the expiration of the time for such filing or shall not have timely executed or delivered any such other instruments and taken such other actions, the holders of not less than 25% of any series of Senior Indebtedness, acting through a trustee, agent or otherwise, are hereby irrevocably authorized and empowered (but shall have no obligation) to, as the agent and attorney-in-fact for such holder for the specific and limited purpose set forth in this paragraph, file such proof of claim for or on behalf of such holder, execute and deliver such other instrument for or on behalf of such holder and take such other action necessary under applicable law to collect any amounts due in respect of such claim in such proceeding. Anything contained in this paragraph notwithstanding, the right to vote any claim or claims in respect of any Securities in connection with any proceedings referred to in this Section 9.02 is exclusively reserved to the holder of such Securities.

SECTION 9.03 PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON ACCELERATION OF
             SECURITIES

                  In the event that Securities of any series are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full on all amounts due or to become due on or in respect of such Senior Indebtedness before the Company may make, and before any Holder of such Securities is entitled to receive or retain, any payment or distribution of assets of the Company or any Subsidiary of any kind or character, whether in cash, property or securities on account of any such Securities.

SECTION 9.04        PAYMENT LIMITATION

                  (a) In the event and during the continuance of any Senior Default (as hereinafter in this paragraph defined) and prior to the declaration of such Senior Indebtedness to be due and payable prior to its stated maturity, the holders of not less than 25% of the aggregate principal amount of such series of Senior Indebtedness, acting through a trustee, agent or otherwise may give to both the Company and each Holder of Securities written notice referring to the Securities and this Indenture and specifying that it is a notice of a Senior Default (a "Senior Default Notice") and, thereafter, no payment or distribution of any kind or character (whether in cash, property or securities) shall be made on or in respect of any Securities, and no Holder of Securities shall take or receive or retain from the Company or any Subsidiary, directly or indirectly, in cash, property or securities, or by way of set-off or in any other manner, payment of all or any of the Securities during the period (a "Senior Default Blockage Period") commencing on the date of receipt by both the Company and the Trustee of such notice and ending on the earliest of (i) the date of the repayment in full of such Senior Indebtedness, (ii) the date on which such Senior Indebtedness shall have been declared due and payable prior to its stated maturity (in which case Section 9.04(b) shall govern), (iii) the date on which such Senior Default shall have been cured or waived, (iv) the date on which the holders of not less than 25% of the aggregate outstanding principal amount of such series of Senior Indebtedness, acting through a trustee, agent or otherwise, shall have delivered to the Company and the Trustee a notice referring to the Securities and the immediately preceding Senior Default Notice and stating that such Senior Default Notice has been withdrawn, or (v) the 180th day following the receipt by both the Company and the Trustee of such Senior Default Notice pursuant to this clause (a). Any number of Senior Default Notices may be given, provided that (A) only one Senior Default Notice may be given with respect to any single occurrence of a Senior Default and (B) no Senior Default Notice shall be effective at any time to prevent any payment from being made by or on behalf of the Company or any Subsidiary for or on account of any Securities (and any such Senior Default Notice shall be or become null and void ab initio) if, within the 360-day period next preceding the date on which such Senior Default Notice shall have been delivered to the Company and the Trustee, a Senior Default Blockage Period was in effect for all or part of such period. All payments in respect of Securities postponed during any Senior Default Blockage Period shall be immediately due and payable upon the termination thereof (together with such additional interest as is provided herein, any indentures supplemental hereto and in the Securities for late payment of principal, premium or interest). As used herein, the term "Senior Default" means any default with respect to any Senior Indebtedness which as of such time permits the holders of not less than 25% of the aggregate outstanding principal amount of such Senior Indebtedness to cause such Senior Indebtedness to become due prior to its scheduled maturity.

                  (b) In the event that the holders of not less than 25% of the aggregate outstanding principal amount of any series of Senior Indebtedness shall declare such series of Senior Indebtedness to be due and payable prior to its stated maturity as a result of the occurrence of a Senior Default in respect thereof, no payment or distribution of any kind or character (whether in cash, property or securities) shall be made on or in respect of any Securities, and no Holder of Securities shall take or receive or retain from the Company or any Subsidiary, directly or indirectly, in cash, property or securities, or by way of set-off or in any other manner, payment of all or any of the Securities until the earlier of (i) the payment in full of such series of Senior Indebtedness or
(ii) the rescission or termination of such declaration.

                  (c) The provisions of this Section 9.04 shall not apply to any payment with respect to which Section 9.02 or Section 9.03 would be applicable.

SECTION 9.05        PAYMENT PERMITTED

                  Nothing contained in this Article IX or elsewhere in this Indenture, any indenture supplemental hereto or in any Securities issued hereunder shall prevent the Company at any time, except as expressly provided in
Section 9.02, Section 9.03, Section 9.04 or Section 9.06, from making payments of principal of or premium, if any, or interest on Securities of any series in accordance with the terms thereof.

SECTION 9.06        CERTAIN LIMITATIONS

                  As long as any Senior Indebtedness remains outstanding, no Holder of Securities shall (a) exchange all or part of such for any equity security of the Company, except as provided in Section 9.02, (b) forgive all or any part of such Securities, except as provided in Section 9.02 or (c) accept any optional prepayment with respect to such Securities if, after receipt of written notice from the Company, such prepayment would constitute an event of default under, and as defined in, any agreement or agreements with respect to any Senior Indebtedness.

SECTION 9.07        SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS

                  Holders of Securities of each series hereunder shall be subrogated equally and ratably to the rights of the holders of Senior Indebtedness at the time outstanding to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness; provided, however, that no payment or distribution to any holder or owner of Senior Indebtedness pursuant to this Article IX shall entitle any Holder of Securities to exercise any rights of subrogation in respect thereof until all Senior Indebtedness shall have been paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of Securities would be entitled except for the provisions of this Article IX, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the holders of Senior Indebtedness and the Holders of Securities, be deemed to be a payment or distribution by the Company to or on account of Senior Indebtedness.

SECTION 9.08        PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS

                  The provisions of this Article IX are and are intended solely for the purpose of defining the relative rights of the Holders of Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article IX or elsewhere in this Indenture, any indenture supplemental hereto or in the Securities issued hereunder is intended to or shall (a) impair, as among the Company, its creditors (other than holders of Senior Indebtedness) and the Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of Securities the principal of, premium, if any, and interest on, and all other amounts payable with respect to, the Securities as and when the same shall become due and payable in accordance with their respective terms, (b) affect the relative rights against the Company of the Holders of Securities and creditors of the Company (other than the holders of Senior Indebtedness), (c) prevent the Holder of any Securities from exercising all remedies otherwise permitted by applicable law upon a Default or Event of Default under this Indenture, subject to the rights under the provisions of Section 9.02, Section 9.03 and Section
9.04 hereof of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Holders of Securities or (d) restrict or otherwise impair the right of the Holders of Securities to, in accordance with the terms of this Indenture, declare the Securities of any series to be due and payable prior to their respective stated maturity upon the occurrence of an Event of Default.

SECTION 9.09        AGREEMENT TO EFFECTUATE SUBORDINATION

                  (a) Each Holder of Securities by its acceptance thereof agrees to take such action as may be reasonably necessary or appropriate to effectuate, as between the holders of Senior Indebtedness and such Holder of Securities, the subordination provided in this Article IX.

                  (b) The provisions of this Article IX (including, without limitation, this Section 9.09) may not be amended, modified or waived without the prior written consent of all the holders of Senior Indebtedness which is at the time outstanding. The provisions set forth in Article IX constitute a continuing agreement and shall (i) be and remain in full force and effect at any time, and from time to time, during which any Senior Indebtedness shall remain outstanding, (ii) be binding upon the Holders of Securities and the Company and its successors, transferees and assigns, and (iii) inure to the benefit of, and be enforceable, in accordance with the terms hereof, directly by, each of the holders of the Senior Indebtedness and their respective successors, transferees and assigns, against the Holders of Securities and the Company and their successors, transferees and assigns.

SECTION 9.10        NO WAIVER OF SUBORDINATION PROVISIONS

                  (a) No right of any present or future holder of any Senior Indebtedness to enforce its rights under this Indenture shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to any Holder of Securities, without incurring responsibility to any Holder of Securities and without impairing or releasing the subordination provided in this Article IX or the obligations hereunder of any Holder of Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, all or any of the Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release, not perfect or otherwise deal with any property pledged, assigned or mortgaged to secure, or otherwise securing, Senior Indebtedness; (iii) as holders of Senior Indebtedness, exercise or refrain from exercising any rights against the Company and any other Person; and (iv) apply any sums from time to time received to the payment of the Senior Indebtedness.

SECTION 9.11 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT

                  Upon any payment or distribution of assets of the Company referred to in this Article IX, the Holders of Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article IX.

SECTION 9.12        PROHIBITED PAYMENTS HELD IN TRUST

                  In the event that, notwithstanding the provisions of this
Article IX, the Company or any Subsidiary shall make, or any Holder of Securities shall receive or retain, any payment or distribution of the Company's or such Subsidiary's assets of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be received and held by such Holder of Securities in trust for the benefit of the holders of Senior Indebtedness, shall be paid over or delivered, in the same form as so received (with any necessary endorsement) forthwith to such holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) for application to the payment or prepayment in full of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                        ARTICLE X. CONCERNING THE TRUSTEE

SECTION 10.01.      CERTAIN DUTIES AND RESPONSIBILITIES

                  The duties and responsibilities of the Trustee will be as provided herein and by the Trust Indenture Act and will be performed in accordance with Section 315(c) of the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee will be subject to the provisions of this
Section 10.01.

SECTION 10.02.      CERTAIN RIGHTS OF TRUSTEE

                  Subject to the provisions of Section 10.01: (a) the Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; (b) any request or direction of the Company mentioned herein will be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board will be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate; (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon; (e) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred by it in compliance with such request or direction; (f) the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it will be entitled to examine the books, records, and premises of the Company, personally or by agent or attorney; (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; (h) the Trustee will not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless it shall be proved that the Trustee acted, or failed to act, in a negligent manner; and (i) the Trustee will not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event or circumstance which is in fact such a Default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities (or the applicable series thereof) and this Indenture.

SECTION 10.03.      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, may be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent will not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 10.04.      MAY HOLD SECURITIES

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 10.07 and 10.12, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, or such other agent.

SECTION 10.05.      MONEY HELD IN TRUST

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. SECTION 10.06. COMPENSATION AND REIMBURSEMENT

                  (a) The Company will (i) pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation will not be limited to any provision of law in regard to the compensation of a trustee of an express trust); (ii) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with provision of this Indenture (including the reasonable compensation and the expenses and disbursements of agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith; and (iii) indemnify the Trustee and any predecessor Trustee for, and hold them harmless against, any and all losses, liabilities, damages, claims and expenses, including taxes (other than taxes based on the income of the Trustee or predecessor Trustee and other taxes relating to the Trustee's or predecessor Trustee's overall business and operations) incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  (b) The Trustee will have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owed to it or any predecessor Trustee pursuant to this Section 10.06, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  (c) When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 8.01(a)(vii) or Section 8.01(a)(viii), such expenses (including the reasonable fees and expenses of its counsel) and the Trustee's compensation for such services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency, or other similar law.

                  (d) The provisions of this Section 10.06 will survive the termination of this Indenture.

SECTION 10.07.      DISQUALIFICATION; CONFLICTING INTERESTS

                  If the Trustee has or acquires a conflicting interest within the meaning of the Trust Indenture Act, the Trustee will either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and Sections 10.09 and 10.10 of this Indenture.

SECTION 10.08.      CORPORATE TRUSTEE REQUIRED ELIGIBILITY

                  There will at all times be one or more Trustees hereunder with respect to the Securities of each series, at least one of which will be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000 and its Corporate Trust Office or principal office in New York City, or any other major city in the United States that is acceptable to the Company. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining state or federal authority, then for the purposes of this Section 10.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.08, or the terms of the Trust Indenture Act, it will resign immediately in the manner and with the effect hereinafter specified in this Article X.

SECTION 10.09.      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

                  (a) Unless otherwise required under the Trust Indenture Act, no resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article X will become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 10.10.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 10.10 shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 10.10 shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (d) If, at any time, (i) the Trustee fails to comply with
Section 10.07 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, (ii) the Trustee ceases to be eligible under Section 10.08 and fails to resign after written request therefor by the Company or by any such Holder, or (iii) the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then, in any such case,
(A) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (B) subject to Section 8.07, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee resigns, is removed, or becomes incapable of acting, or if a vacancy occurs in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company by a Board Resolution will promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there will be only one Trustee with respect to the Securities of any particular series) and will comply with the applicable requirements of Section 10.10. If, within one year after such resignation, removal, or incapability or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series is appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 10.10, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 10.10, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company will give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all holders of Securities of such series in the manner provided in Section
14.03. Each notice will include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 10.10.      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed will execute, acknowledge, and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee will become effective and such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee, but, on the request of the Company or the successor Trustee, such retiring Trustee will, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and duties of the retiring Trustee and will duly assign, transfer, and deliver to such Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee, and each successor Trustee with respect to the Securities of one or more series will execute and deliver an indenture supplemental hereto wherein such successor Trustee will accept such appointment and which (i) will contain such provisions as may be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, will contain such provisions as may be deemed necessary or desirable to confirm that all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring will continue to be vested in the retiring Trustee, and (iii) will add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture will constitute such Trustees co-trustees of the same trust and that each such Trustee will be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustees and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee will become effective to the extent provided therein and each such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but on request of the Company or any successor Trustee, such retiring Trustee will duly assign, transfer, and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all applicable rights, powers, and trusts referred to in the preceding paragraphs of this Section 10.10.

                  (d) No successor Trustee will accept its appointment unless at the time of such acceptance such successor Trustee is qualified and eligible under this Article IX.

SECTION 10.11.      MERGER, CONVERSION, CONSOLIDATION, OR SUCCESSION TO BUSINESS

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee may be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, will be the successor of the Trustee hereunder, provided such corporation is otherwise qualified and eligible under this Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 10.12.      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY

                  If and when the Trustee is or becomes a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Securities) within the meaning of the Trust Indenture Act, the Trustee will comply with the relevant provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 10.13.      APPOINTMENT OF AUTHENTICATING AGENT

                  (a) The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which will be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, or partial redemption thereof or pursuant to Section 2.07, and Securities so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 10.13, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 10.13, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section 10.13.

                  (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which such Authenticating Agent may be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation is otherwise eligible under this Section 10.13, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions this Section 10.13, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and will mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section 10.13.

                  (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 10.13, and the Trustee will be entitled to be reimbursed for such payments, subject to the provisions of Section 10.06.

                  (e) If an appointment with respect to one or more series of Securities is made pursuant to this Section 10.13, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative form of certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                                                    ,
                                            as Trustee


                                            By:
                                                     As Authenticating Agent


                                            By:
                                                     Authorized Signatory


             ARTICLE XI. SUPPLEMENTAL INDENTURES AND CERTAIN ACTIONS

SECTION 11.01. PURPOSES FOR WHICH SUPPLEMENTAL INDENTURES MAY BE ENTERED INTO
               WITHOUT CONSENT OF HOLDERS

                  Without the consent of or notice to any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all to the extent otherwise permitted hereunder;

                  (b) to make any change to the provisions of this Indenture that would provide any additional rights or benefits to the Holders of the Securities;

                  (c) to add to or change any of the provisions of this Indenture to such extent as may be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

                  (d) to add to, change, or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change, or elimination (i) will neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) will become effective only when there is no such Security Outstanding;

                  (e) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 10.10; or

                  (g) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (g) will not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 11.02. MODIFICATION OF INDENTURE WITH CONSENT OF HOLDERS OF AT LEAST A
               MAJORITY IN PRINCIPAL AMOUNT OF OUTSTANDING SECURITIES

                  (a) With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture will, without the consent of the Holder of each Outstanding Security affected thereby:

                  (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Sections 8.01(b), or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                  (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                  (iii) modify any of the provisions of this Section 11.02,
         Section 8.01(d) or Section 6.08, except to increase the percentage in principal amount of Holders required under any such Section or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause (c) will not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 11.02 and Section 6.08, or the deletion of this proviso, in accordance with the requirements of Sections 10.10 and 11.01(f).

                  (b) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  (c) It will not be necessary for any Act of Holders under this
Section 11.02 to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act approves the substance thereof.

SECTION 11.03.      NO AMENDMENTS TO ARTICLE IX

                  Notwithstanding the provisions of Sections 11.01 and 11.02, no amendments shall be made to the provisions of Article IX and this Section 11.03 without the unanimous consent of the holders of Outstanding Senior Indebtedness.

SECTION 11.04.      EXECUTION OF SUPPLEMENTAL INDENTURES

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Trustee will be entitled to receive, and (subject to Section 10.01) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but will not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

SECTION 11.05.      EFFECT OF SUPPLEMENTAL INDENTURES

                  Upon the execution of any supplemental indenture under this
Article X, this Indenture will be modified in accordance therewith, and such supplemental indenture will form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder will be bound thereby.

SECTION 11.06.      CONFORMITY WITH TRUST INDENTURE ACT

                  Every supplemental indenture executed pursuant to this Article X will conform to the requirements of the Trust Indenture Act.

SECTION 11.07.      REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and will if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

              ARTICLE XII. CONSOLIDATION, MERGER, SALE, OR TRANSFER

SECTION 12.01. CONSOLIDATIONS AND MERGERS OF COMPANY AND SALES PERMITTED ONLY ON
               CERTAIN TERMS

                  (a) The Company shall not consolidate with or merge with or into any other Person, or transfer (by lease, assignment, sale, or otherwise) its properties and assets substantially as an entirety to another Person unless
(i) either (A) the Company shall be the continuing or surviving Person in such a consolidation or merger or (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are transferred substantially as an entirety (the Company or such other Person being referred to as the "Surviving Person") shall be a corporation organized and validly existing under the laws of the United States, any state thereof, or the District of Columbia, and shall expressly assume, by an indenture supplement, all the obligations of the Company under the Securities and the Indenture, (ii) immediately after the transaction and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default will exist, and (iii) an Officer's Certificate has been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (i) and (ii) have been satisfied and an Opinion of Counsel (from a counsel who shall not be an employee of the Company) has been delivered to the Trustee to the effect that the conditions set forth in the preceding clause (i) have been satisfied.

                  (b) The Surviving Person will succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter the predecessor corporation (if it is not the Surviving Person) will be relieved of all obligations and covenants under this Indenture and the Securities.

              ARTICLE XIII. SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 13.01.      SATISFACTION AND DISCHARGE OF INDENTURE

                  This Indenture will upon a Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense the Company, will execute proper instruments acknowledging satisfaction and discharge of this Indenture, when: (a) either (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost, or stolen and which have been replaced or paid as provided in
Section 2.07 and (B) Securities for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
Section 6.03) have been delivered to the Trustee for cancellation or (ii) all such Securities not theretofore delivered to the Trustee for cancellation (A) have become due and payable, (B) will become due and payable at their Stated Maturity within one year, or (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (A), (B), or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 10.06, the obligations of the Company to any Authenticating Agent under Section 10.13, and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause
(a) of this Section 13.01, the obligations of the Trustee under Sections 6.03(e) and 13.02, will survive.

SECTION 13.02.      APPLICATION OF TRUST MONEY

                  Subject to provisions of Section 6.03(e), all money deposited with the Trustee pursuant to Section 13.01 will be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                      ARTICLE XIV. MISCELLANEOUS PROVISIONS

SECTION 14.01.      SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE

                  All the covenants, stipulations, promises, and agreements in this Indenture contained by or on behalf of the Company will bind its successors and assigns, whether so expressed or not.

SECTION 14.02.      SERVICE OF REQUIRED NOTICE TO TRUSTEE AND COMPANY

                  Any request, demand, authorization, direction, notice, consent, waiver, Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with (a) the Trustee by any Holder or by the Company will be sufficient for every purpose hereunder if made, given, furnished, or filed in a writing received by the Trustee at its Corporate Trust Office (addressed to the attention of: Corporate Trust Trustee Administration) or (b) the Company by the Trustee or by any Holder will be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished, or filed in a writing received by the Company at its principal executive offices (addressed to the attention of both its Chief Financial Officer and its General Counsel). All such notices and other communications shall be effective (i) if delivered by hand or prepaid courier service, when delivered, (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class, postage prepaid, (iii) if sent by telex, upon receipt by the sender of an appropriate answerback and (iv) if sent by facsimile transmission, upon receipt of electronic confirmation of receipt.

SECTION 14.03.      SERVICE OF REQUIRED NOTICE TO HOLDERS; WAIVER

                  Where this Indenture provides for notice to Holders of any event, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Holders will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it will be impracticable to give such notice by mail, then such notification as may be made with the approval of the Trustee will constitute a sufficient notification for every purpose hereunder.

SECTION 14.04. INDENTURE AND  SECURITIES TO BE CONSTRUED IN ACCORDANCE WITH THE
               LAWS OF THE STATE OF NEW YORK

                  This Indenture and the Securities will be deemed to be a contract made under the laws of the State of New York, and for all purposes will be construed in accordance with the laws of said State without giving effect to principles of conflict of laws of such State.

SECTION 14.05.      COMPLIANCE CERTIFICATES AND OPINIONS

                  Upon any application or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company will furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion will be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and will comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

SECTION 14.06.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 14.07.      PAYMENTS DUE ON NON-BUSINESS DAYS

                  In any case where any Interest Payment Date, Redemption Date, or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision will apply in lieu of this Section 14.07)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the intervening period.

SECTION 14.08.      PROVISIONS REQUIRED BY TRUST INDENTURE ACT TO CONTROL

                  If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed on any Person by Sections 310 through 317 of the Trust Indenture Act (including provisions automatically deemed included in this Indenture pursuant to the Trust Indenture Act unless this Indenture provides that such provisions are excluded), which are deemed to be a part of and govern this Indenture, whether or not contained herein, then such imposed duties will control.

SECTION 14.09.      INVALIDITY OF PARTICULAR PROVISIONS

                  In case any one or more of the provisions contained in this Indenture or in the Securities is for any reason held to be invalid, illegal, or unenforceable in any respect, such the validity, illegality, or enforceability will not affect any other provision of this Indenture or of the Securities, but this Indenture and such Securities will be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 14.10.      INDENTURE MAY BE EXECUTED IN COUNTERPARTS

                  This instrument may be executed in any number of counterparts, each of which will be an original, but such counterparts will together constitute but one and the same instrument.

SECTION 14.11.      ACTS OF HOLDERS; RECORD DATES

                  (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 10.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 14.11.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities will be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the Holder of any Security will bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof in respect of anything done, omitted, or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, will be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder will be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph will prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which such expiration date relates, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Nothing in this Section 14.11(e) will be construed to render ineffective any action taken at any time by the Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is so taken. Notwithstanding the foregoing or the Trust Indenture Act, the Company will not set a record date for, and the provisions of this Section 14.11(e) will not apply with respect to, any notice, declaration, or direction referred to in the next paragraph.

                  (f) Upon receipt by the Trustee from any Holder of Securities of a particular series of (a) any notice of default or breach referred to in
Section 8.01(a)(iv) or 8.01(a)(v) with respect to Securities of such series, if such default or breach has occurred and is continuing and the Trustee shall not have given such notice to the Company, (b) any declaration of acceleration referred to in Section 8.01(b), if an Event of Default with respect to Securities of such series has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (c) any direction referred to in Section 8.06 with respect to Securities of such series, if the Trustee shall not have taken the action specified in such direction, then a record date will automatically and without any action by the Company or the Trustee be set for determining the Holders of Outstanding Securities of such series entitled to join in such notice, declaration, or direction, which record date will be the close of business on the tenth calendar day following the day on which the Trustee receives such notice, declaration, or direction. Promptly after such receipt by the Trustee, and in any case not later than the fifth calendar day thereafter, the Trustee will notify the Company and the Holders of Outstanding Securities of such series of any such record date so fixed. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, will be entitled to join in such notice, declaration, or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration, or direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th calendar day after such record date, such notice, declaration, or direction will automatically and without any action by any Person be canceled and of no further effect. Nothing in this Section 14.11(f) will be construed to prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration, or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration, or direction to which such record date relates, in which event a new record date in respect thereof will be set pursuant to this Section 14.11(f). Nothing in this Section 14.11(f) will be construed to render ineffective any notice, declaration, or direction of the type referred to in this Section 14.11(f) given at any time to the Trustee and the Company by Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such notice, declaration, or direction is so given.

                  (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 14.12.      EFFECT OF HEADINGS AND TABLE OF CONTENTS

                  The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

SECTION 14.13.      BENEFITS OF INDENTURE

                  Nothing in this Indenture or in the Securities, express or implied, will give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy, or claim under this Indenture.

                              --------------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Seal]                               MFN FINANCIAL CORPORATION


                                     By:
                                     Name:
                                     Title:



                                     NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION,
                                     AS TRUSTEE


                                     By:
                                     Name:
                                     Title: